SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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American Independence Funds Trust
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(Name of Person(s) Filling Proxy Statement, if other than the Registrant)

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American Independence Funds Trust

American Independence Boyd Watterson Short-Term Enhanced Bond Fund

American Independence Boyd Watterson Core Plus Fund

230 Park Avenue, Suite 534

New York, NY 10169

(866) 410-2006

www.americanindependence.com

August __, 2014

Dear Shareholder:

On behalf of the Board of Trustees of American Independence Funds Trust (the “Trust”), I cordially invite you to attend a Special Meeting of Shareholders of the American Independence Boyd Watterson Short-Term Enhanced Bond Fund and the American Independence Boyd Watterson Core Plus Fund, each a separate investment series of the Trust, (together the “Funds” and separately a “Fund”), to be held at 10:00 a.m. (Eastern time) on September 5, 2014, at the Trust’s offices located at 230 Park Avenue, Suite 534, New York, NY 10169. The purpose of the meeting is to ask shareholders to consider the following proposals:

  Approval of a new investment sub-advisory agreement between American Independence Financial Services, LLC and Boyd Watterson Asset Management, LLC on behalf of the American Independence Boyd Watterson Short-Term Enhanced Bond Fund and the American Independence Boyd Watterson Core Plus Fund; and

  Approval of any other matters as may properly come before the Meeting and any adjournment or postponement thereof.

Boyd Watterson Asset Management, LLC (“Boyd Watterson”), the Sub-Adviser to the Funds, is a wholly owned subsidiary of Titanium Asset Management Corporation (“Titanium”). On June 30, 2014, Boyd-TAMCO Holdings, LLC (“BWAM”) and NIS Acquisition LLC (“NIS Acquisition”) entered into a Separation and Redemption Agreement (the “Agreement”). BWAM and NIS Acquisition each owned 50% of the outstanding securities of TAMCO Intermediary LLC, which owned all of the outstanding securities of TAMCO Holdings, LLC (“TAMCO”).  In turn, TAMCO was the sole shareholder of Titanium.

This transaction will not result in any material changes in the day-to-day management of the Funds or any increase in fees. For example, the portfolio managers of each Fund will remain the same. However, for legal reasons, the transaction terminated the investment sub-advisory agreement between American Independence Financial Services, LLC, the Funds’ Adviser, and Boyd Watterson. Therefore, shareholders of the Funds are being asked to approve a new Sub-Advisory Agreement which is substantially identical to the previous agreements.

INCLUDED WITH THIS LETTER ARE A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT AND A PROXY CARD.

Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Shareholders’ Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided.

We thank you for your time and for your investment in the American Independence Funds Trust.

Sincerely,

Eric M. Rubin

President

American Independence Funds Trust

ii

American Independence Funds Trust

American Independence Boyd Watterson Short-Term Enhanced Bond Fund

American Independence Boyd Watterson Core Plus Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the American Independence Funds Trust (the “Trust”), a Delaware business trust, will be held at the Trust’s offices, located at 230 Park Avenue, Suite 534, New York, NY 10169, on September 5, 2014, at 10:00 a.m. (Eastern time) for the following purposes:

1.      To approve a new investment sub-advisory agreement between American Independence Financial Services, LLC and Boyd Watterson Asset Management, LLC on behalf of the American Independence Boyd Watterson Short-Term Enhanced Bond Fund and the American Independence Boyd Watterson Core Plus Fund (together, the “Funds” and separately, a “Fund”); and

2.      To transact such other business as may properly come before the Meeting, or any adjournments thereto.

After careful consideration, the Board of Trustees of the Trust, including all of the Independent Trustees, unanimously approved each of the proposals listed above and recommended that shareholders vote “FOR” the proposals. The matter for Proposal 1 referred to above is discussed in detail in the proxy statement attached to this Notice. The Board of Trustees has fixed the close of business on August 1, 2014, as the record date for determining shareholders entitled to notice of and to vote at the Meeting.  Each share of each respective Fund is entitled to one vote with respect to each proposal, with fractional votes for fractional shares.

Eric M. Rubin

President

American Independence Funds Trust

Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have submitted a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

American Independence Funds Trust

American Independence Boyd Watterson Short-Term Enhanced Bond Fund

American Independence Boyd Watterson Core Plus Fund

PROXY STATEMENT

FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 5, 2014

INTRODUCTION

This proxy statement is solicited by the Board of Trustees (the “Board”) of American Independence Funds Trust (the “Trust”) with respect to the American Independence Boyd Watterson Short-Term Enhanced Bond Fund (“Boyd Watterson Short-Term Enhanced Bond Fund”) and the American Independence Boyd Watterson Core Plus Fund (“Boyd Watterson Core Plus Fund”) (together, the “Funds” and separately, a “Fund”) for voting at the special meeting of shareholders of the Trust to be held at 10:00 a.m. (Eastern time) on September 5, 2014, at the Trust’s offices at 230 Park Avenue, Suite 534, New York, NY  10169, and at any and all adjournments thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The Trust will furnish, without charge, a copy of the Funds’ most recent annual and semi-annual reports to shareholders upon request, which may be made either by writing to the American Independence Funds Trust at the address above or by calling toll-free (866) 410-2006. The annual and semi-annual reports will be mailed to you by first-class mail within three business days of your request.

SOLICITATION OF PROXIES

The Board is soliciting votes from shareholders of the Trust with respect to the Proposal discussed below. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card on or about [Mail Date]. In addition to solicitation by mail, certain officers and representatives of the Trustees, officers and employees of the Trust’s investment adviser or their affiliates or a professional solicitation organization, may solicit proxies by telephone, facsimile or personally, at no extra cost to shareholders. (See “Shareholder Meeting Costs and Voting Procedures” under “ADDITIONAL INFORMATION ABOUT THE FUNDS.”)

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

Each share of each respective Fund is entitled to one vote on the proposal and on each other matter that it is entitled to vote upon at the Meeting. The Trust knows of no other business to be voted upon at the Meeting other than the proposal set forth in the accompanying Notice of Special Meeting of Shareholders and described in this Proxy Statement.

Each valid proxy that the Trust receives will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted “FOR” the proposal. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, or by voting in person at the Meeting.

The presence in person or by proxy of the holders of record of one-third of the outstanding shares of each Fund shall constitute a quorum at the Meeting for that respective Fund, permitting action to be taken. In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposals and will vote against any such adjournment those proxies required to be voted against the proposals.

The proposal requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund. The term “majority of the outstanding voting securities” of a Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), means: the affirmative vote of the lesser of (i) 67% or more of the voting securities of that Fund present at the meeting if more than 50% of the outstanding shares of that Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of that Fund.

The Board has fixed the close of business on August 1, 2014, as the record date (the “Record Date”) for determining holders of Fund shares entitled to notice of and to vote at the Meeting. See “Ownership of Shares” under “ADDITIONAL INFORMATION ABOUT THE FUNDS” for record date shares of each Fund.

_____________________

PROPOSAL 1 – Approval of New Investment Sub-Advisory Agreement between American Independence Financial Services, LLC (“American Independence”) and Boyd Watterson Asset Management, LLC (“Boyd Watterson” or “Sub-Adviser”) on behalf of the Funds

Shareholders of the Boyd Watterson Short-Term Bond Fund and the Boyd Watterson Core Plus Fund are being asked to approve a Proposed Sub-Advisory Agreement between American Independence and Boyd Watterson (the “New Investment Sub-Advisory Agreement”) as a result of a change of control of the Investment Sub-Adviser. At a Board meeting held on July 30, 2014, the Board of Trustees of the American Independence Funds Trust, including a majority of the Independent Trustees, unanimously approved a New Investment Sub-Advisory agreement between American Independence and Boyd Watterson with respect to the Funds subject to the approval of each of the Funds’ shareholders. Federal securities laws generally require that shareholders approve agreements with an investment adviser or sub-adviser.  Shareholder approval also is required if the terms of existing agreements are changed materially or if there is a change in control of the investment manager or a sub-adviser.

The Board is recommending the approval of the New Investment Sub-Advisory Agreement for the Funds. Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser, or any of its affiliated persons, may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no “unfair burden” may be imposed on the fund as a result of a transaction relating to the change in control, or any express or implied terms, conditions or understandings.  The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services). The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the fund’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.

Background

Boyd Watterson is a wholly owned subsidiary of Titanium Asset Management Corporation (“Titanium”). On June 30, 2014, Boyd-TAMCO Holdings, LLC (“BWAM”) and NIS Acquisition LLC (“NIS Acquisition”), entered into a Separation and Redemption Agreement (the “Agreement”). BWAM and NIS Acquisition each owned 50% of the outstanding securities of TAMCO Intermediary LLC, which owned all of the outstanding securities of TAMCO Holdings LLC (“TAMCO”).  In turn, TAMCO was the sole shareholder of Titanium. Titanium’s four wholly owned subsidiaries included Boyd Watterson, National Investment Services, Inc., Sovereign Holdings, LLC and WAM Holding Co. (“WAM”). Prior to the Agreement, Boyd Watterson and National Investment Services each controlled their respective day-to-day operations and business.

Pursuant to the Agreement, BWAM and NIS Acquisition caused: (1) Titanium to distribute to TAMCO all of the stock in both National Investment Services and WAM, (2) TAMCO to distribute to TAMCO Intermediary all of the stock in both National Investment Services and WAM, ((1) and (2) together, the “Spin-Off”) and (3) TAMCO Intermediary to transfer to NIS Acquisition all of the stock in both National Investment Services and WAM in redemption of NIS Acquisition’s 50% interest in TAMCO Intermediary (the Redemption”).  BWAM, Boyd Watterson and Sovereign Holdings, LLC are referred to as the “BWAM Group.”  NIS Acquisition, National Investment Services and WAM are referred to as the “NIS Group.”

Given that the change in control has occurred, under Section 15(f) of the 1940 Act, as explained above, the Sub-Adviser may not receive compensation until a new sub-advisory agreement is approved. Since June 30, 2014, the effective date of the Transaction, Boyd Watterson has not received compensation either directly or indirectly from the Funds.  American Independence has voluntarily reduced the Boyd Watterson Core Plus Fund’s expense cap by the net sub-advisory fees that would have been due to Boyd Watterson, 0.065% (6.5 basis points), during the period from July 1, 2014, until such time as a new agreement is approved by shareholders. Prior to Boyd Watterson’s change in control, no fees were being paid to Boyd Watterson on behalf of the Boyd Watterson Short-Term Enhanced Bond Fund since expense waivers exceeded total advisory fees; therefore, no additional fees will be waived during the period until such time as a new agreement is approved by the Fund’s shareholders unless fees waived fall below total advisory fees, then additional fees will be waived.  The Sub-Adviser will not be able to recoup the fees lost for the period starting July 1, 2014, through the shareholder Meeting date, or postponement thereof, provided a majority of outstanding shareholders have approved the proposal. The services rendered to the Funds by the Sub-Adviser have not changed. The Spin-Off and Redemption (herein referred to as the “Transaction”) terminated the previous investment sub-advisory agreements between the Sub-Adviser and American Independence (the “Previous Investment Sub-Advisory Agreements”) and therefore, shareholders are being asked to approve a new substantially identical agreement.

How does Proposal 1 affect shareholders of the Funds?

The Transaction is not expected to result in material changes to the day-to-day management and operations of the Funds. For example, the portfolio managers of each Fund will remain the same.  However, the Transaction has resulted in a “change in control” of the Investment Sub-Adviser within the meaning of the 1940 Act. This automatically terminated the Previous Investment Sub-Advisory Agreements between American Independence and Boyd Watterson. The fee rate under the New Investment Sub-Advisory Agreement is identical to that under the Previous Investment Sub-Advisory Agreements. Services will also remain the same.

Terms of the New Sub-Advisory Agreement

It is proposed that American Independence and Boyd Watterson, on behalf of each Fund, enter into the New Sub-Advisory Agreement, to become effective upon the date of shareholder approval. Under Section 15(a) of the 1940 Act, the New Sub-Advisory Agreement requires the approval of (i) the Board, including a majority of the Trustees who are not “interested persons” of any party to the New Sub-Advisory Agreement, and (ii) the shareholders of the Fund. Based upon the considerations described below under “Approval of New Sub-Advisory Agreement by the Board of Trustees,” the Board, including all of the Independent Trustees, approved the New Sub-Advisory Agreement on July 30, 2014.

The terms of the New Sub-Advisory Agreement are the same in all material respects as the terms of the Previous Sub-Advisory Agreements. The two Previous Sub-Advisory Agreements were substantially the same, but had been entered into at different times. Therefore, the Adviser has recommended that one agreement be entered into on behalf of both Funds. The Previous Sub-Advisory Agreements were last approved by the Trust's Board of Trustees, including a majority of the Trustees who were not parties to such Agreement or interested persons of such parties, at meetings held on September 20, 2013 and June 14, 2013 for the Boyd Watterson Short-Term Enhanced Bond Fund and the Boyd Watterson Core Plus Fund, respectively (the “Initial Contract Approval Meetings”). Each Previous Sub-Advisory Agreement was subsequently approved by a majority of outstanding shareholders at separate meetings held on April 25, 2014 and August 28, 2013 for the Boyd Watterson Short-Term Enhanced Bond Fund and the Boyd Watterson Core Plus Fund, respectively. Both of the Previous Sub-Advisory Agreements had two-year terms from the last respective shareholder approval date, with maximum terms of one year thereafter, provided that each such continuance was approved annually with respect to the Funds (i) by the Trust’s Board or by a vote of a majority of the outstanding voting securities of each Fund, and, in either case, (ii) by a majority of the Independent Trustees.

A copy of the form of the New Sub-Advisory Agreement is attached as Appendix A to this Proxy.  The Previous Investment Sub-Advisory Agreements provided for fees payable to Boyd Watterson for its sub-advisory services at the rate 0.20% per annum, less any fee waivers and reimbursements, for each Fund. Such fees are paid by American Independence from the Advisory Fees received from each Fund. There is no proposed change to the previous sub-advisory fee rate.

Approval of New Investment Sub-Advisory Agreement by the Board of Trustees

At a meeting held July 30, 2014, the Board unanimously approved the New Investment Sub-Advisory Agreement, including all of the Independent Trustees. In addition, at the Initial Contract Approval Meetings, the Board, including the Independent Trustees, reviewed certain materials and approved the Previous Sub-Advisory Agreements. The Board, including the Independent Trustees, reviewed certain materials, such as performance, overall fees and peer comparisons at a meeting held June 13, 2014 (the “2014 Contract Renewal Meeting”) and approved the Advisory Agreement and Expense Limitation Agreement between the Funds and American Independence.

In determining whether or not it was appropriate to approve the New Investment Sub-Advisory Agreement and to recommend their approval to the shareholders, the Board, including the Trustees who are not interested persons of American Independence, considered various materials and representations provided by American Independence and Boyd Watterson, and the Board was advised by independent legal counsel with respect to these matters. In reaching their decision, the Board carefully considered information that they had received throughout the year as part of their regular oversight of the Trust and information from American Independence that was provided in connection with the Initial Contract Approval Meetings and the 2014 Contract Renewal Meeting in addition to the information provided at the July 30, 2014 meeting.

Information considered by the Trustees included, among other things, the following: (1) representation that the same persons responsible for management of the Funds under the Previous Investment Sub-Advisory Agreements  are currently expected to continue to manage the Funds under the New Investment Sub-Advisory Agreement; (2) that the total compensation to be paid by the Funds under the New Investment Sub-Advisory Agreement is the same as the compensation paid under the Previous Sub-Advisory Agreements; (3) American Independence’s and Boyd Watterson’s representation that each will keep any existing expense limitation agreement in effect; (4) that the terms and conditions of the New Investment Sub-Advisory Agreement are substantially identical to those of the Previous Sub-Advisory Agreements; and (5) the commitment of American Independence and Boyd Watterson that there will not be any diminution in the nature, quality and extent of services provided to the Funds or its shareholders.

Further, at the Initial Contract Approval Meetings and the 2014 Contract Renewal Meeting, the Board reached its determinations with respect to the Previous Investment Sub-Advisory Agreements, based on the following factors: (1) the quality of Boyd Watterson’s investment advisory and other services; (2) Boyd Watterson’s investment management personnel; (3) Boyd Watterson’s operations and financial condition; (4) Boyd Watterson’s brokerage practices (including any soft dollar arrangements and any benefits Boyd Watterson would receive from its relationship with the Fund); (5) the level of the fees that Boyd Watterson charges compared with the fees charged to comparable mutual funds or accounts; (6) the Fund’s overall fees and operating expenses compared with similar mutual funds; (7) whether American Independence and Boyd Watterson had waived or reimbursed any fees; (8) the level of Boyd Watterson’s profitability including the anticipated impact to its profitability under its relationship with the Funds; (9) Boyd Watterson’s compliance systems; (10) Boyd Watterson’s policies on compliance procedures for personal securities transactions; (11) Boyd Watterson’s reputation, expertise and resources in the financial markets; and (12) the Funds’ performance compared with similar mutual funds.

The Trustees discussed the extent to which economies of scale were projected by American Independence and Boyd Watterson to be realized as the Funds’ assets, or the assets of the Trust overall, grew. The Trustees discussed the plans of American Independence and Boyd Watterson and their affiliates for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, and the difficulty of forecasting its effect on the profitability of American Independence and Boyd Watterson. It was noted that, to the extent the Funds’ gross expenses currently were higher than its net expenses, the reduction of the Funds’ gross expenses through the achievement of economies of scale might benefit American Independence and Boyd Watterson by reducing the expenses American Independence and Boyd Watterson must reimburse to the Funds, rather than directly benefiting the Funds by reducing their net expenses.

In reaching their conclusion with respect to the approval of the New Investment Sub-Advisory Agreement, the Board members did not identify any one single factor as being controlling; rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of American Independence and Boyd Watterson to the successful operation of the Funds, and the level of expenses of the Funds, as well as the continued use of expense limitation agreements in order to reduce the overall operating expenses of the Funds, as being important elements of its consideration. The Board also considered the effectiveness of the compliance programs of the Funds, American Independence and Boyd Watterson in accordance with applicable requirements relating to mutual funds and their investment advisers.

The Board also determined that the New Investment Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and  information it considered relevant, the Board unanimously approved the Boyd Watterson Sub-Advisory Agreement and voted to recommend approval by the Funds’ shareholders with respect to the New Sub-Advisory Agreement.

If shareholders approve the New Sub-Advisory Agreement, it will remain in effect for up to two years from the date it takes effect, and, unless earlier terminated, will continue for maximum terms of one year thereafter, provided that each such continuance is approved annually with respect to the Funds (i) by the Trust’s Board or by a vote of a majority of the outstanding voting securities of the Funds, and, in either case, (ii) by a majority of the Independent Trustees.

Information About BWAM

Boyd Watterson Asset Management, LLC is headquartered at 1801 E. 9th St., Suite 1400, Cleveland, Ohio 44114. Boyd Watterson managed more than [  ] billion as of June 30, 2014. Boyd Watterson is a wholly owned subsidiary of Titanium Asset Management Corporation, located at 777 E. Wisconsin Ave., Suite 2350, Milwaukee, WI 53202.

The Boyd Watterson Fixed Income Investment Team, comprised of David Dirk, Gregory Cobb, Justin Waggoner, Brian Convery and David Hollins, is jointly and primarily responsible for the day-to-day management of the Boyd Watterson Short-Term Enhanced Bond Fund. The Boyd Watterson Fixed Income investment team, comprised of David Dirk, Gregory Cobb, Brian Gevry and James Shirak, is jointly and primarily responsible for the day-to-day management of the Boyd Watterson Core Plus Fund. The biographical information for each member of the Fixed Income Investment Team is set forth below:

David M. Dirk, CFA. (Both Funds) Mr. Dirk is Executive Vice President / Director of Portfolio Management and Trading with responsibility for directing all Portfolio Management and Trading activity at Boyd Watterson. This includes the evaluation, implementation, and execution of all strategies across Boyd Watterson's suite of fixed income products.  Mr. Dirk is also co-portfolio manager of the Boyd Watterson Core Plus Fund.  Mr. Dirk joined Duff & Phelps, predecessor to Boyd Watterson Asset Management, in 1996 and has more than 15 years of experience in the investment industry.  He holds a CFA Charter from the CFA Institute, an MBA from Case Western Reserve University, and a BA from Baldwin-Wallace College.  He is also a member of the CFA Society of Cleveland and CFA Institute.

Gregory H. Cobb. (Both Funds) Mr. Cobb is Executive Vice President / Lead Strategist – Fixed Income with responsibility for directing the development of broad-market investment strategies at Boyd Watterson. Mr. Cobb is also co-portfolio manager of the Boyd Watterson Core Plus Fund.  Prior to the integration in 2010 of Sovereign Advisors into Boyd Watterson, He served as Sovereign’s CIO and Director of Portfolio Management. Previously, he held the position of Senior Portfolio Manager at Trade Street Investment Associates and Trusco Capital Management.  Mr. Cobb has more than 25 years of investment experience and holds a BA from the University of North Carolina at Chapel Hill, where he pursued doctoral studies in economics and finance.  He is a member of the CFA Institute, a member and former board member of the CFA Society of North Carolina, a member of the World Affairs Council of Charlotte, and currently serves on the board of the NABE Charlotte Economics Club.

Justin C. Waggoner.  (Boyd Watterson Short-Term Enhanced Bond Fund) Mr. Waggoner is a Portfolio Manager, focusing on Boyd Watterson’s suite of taxable short/intermediate fixed income portfolios.  Mr. Waggoner joined Duff & Phelps, predecessor to Boyd Watterson Asset Management, in 1999 and has more than a decade of experience in the investment industry.  He holds an MBA from Case Western Reserve University and a BS from Ohio State University.

Brian A. Convery, CFA. (Boyd Watterson Short-Term Enhanced Bond Fund) Mr. Convery is a Portfolio Manager focusing on Boyd Watterson's high yield portfolios and credit research.  Mr. Convery is also a member of the Real Estate Investment Committee.  He joined Boyd Watterson Asset Management in 2011.  Prior to joining the firm, Mr. Convery was a Senior Investment Analyst with Key Private Bank in Cleveland and a Partner at WR Huff Asset Management. Mr. Convery has more than a decade of investment experience.  He holds a CFA Charter from the CFA Institute, an MBA from Georgetown University, and a BA from the University of Dayton.  Mr. Convery is a member of the CFA Society of Cleveland and CFA Institute.

G. David Hollins, CFA. (Boyd Watterson Short-Term Enhanced Bond Fund) Mr. Hollins is Director of Credit Research at Boyd Watterson Asset Management.  Prior to joining the firm in 2008, he served as Senior Securities Analyst at Bank of America (TradeStreet Investment Associates), Investment Officer at Unum (Provident Investment Management), and Director of Research at BlackHawk Capital Management.  Mr. Hollins has 25 years of experience working in the investment industry.  He holds a CFA Charter from the CFA Institute, an MBA from East Tennessee State University, and a BS from the University of Tennessee.  Mr. Hollins is a member of the CFA Society of North Carolina, CFA Institute, and the Charlotte Economics Club.

Brian L. Gevry, CFA. (Boyd Watterson Core Plus Fund) Mr. Gevry is the CEO of Titanium Asset Management Corp., and member of the Board of Directors. Mr. Gevry also serves as the CEO and Chief Investment Officer of Boyd Watterson Asset Management LLC., of which Titanium Real Estate Advisors is a division. Mr. Gevry, along with senior management, has overall management responsibility for the firm's traded securities' and real estate businesses. Mr. Gevry has been the CEO and CIO of Boyd Watterson since 2006. Prior to becoming CEO, Mr. Gevry was the Chief Operating Officer beginning in 2000. He began his career in 1991 at Duff & Phelps Investment Management Corp, the predecessor to Boyd Watterson, working in the portfolio management department supporting senior executives on taxable and tax-free fixed income portfolios. Mr. Gevry progressed to become Executive Vice President and a member of the operating committee of Duff & Phelps Investment Management. In 2000, Mr. Gevry led a management buyout from Duff & Phelps, which resulted in Boyd Watterson Asset Management LLC becoming an independent firm. Mr. Gevry holds a CFA Charter from the CFA Institute, an MBA from Case Western Reserve University and a BA from Cleveland State University. He is a member of the CFA Society of Cleveland and of the CFA Institute.

James R. Shirak.  (Boyd Watterson Core Plus Fund) Mr. Shirak is a member of Boyd Watterson's Executive Committee.  Mr. Shirak also serves as Deputy Chief Investment Officer of Boyd Watterson and is a member of the Real Estate Investment Committee.  Prior to joining Boyd Watterson in 2000 as a fixed income Senior Strategist and Portfolio Manager, he was founder and Principal of Sterling Asset Management in Cleveland, Ohio. Previously, he held the position of Head of Fixed Income for BP America, Inc.’s Pension Plan and Savings and Investment Plan, where he established the investment philosophy, strategy, and guidelines for the pension fund and supervised fixed income personnel. Other prior positions include Director of Fixed Income for the Investment Centre and Head of Fixed Income for the Pension Plan of Republic Steel and Lincoln National Corp. Mr. Shirak has nearly 50 years of investment experience. He holds an MBA and a BA from Ohio University. Mr. Shirak is a member of the CFA Society of Cleveland, CFA Institute, and is a past President of the Bond Club of Cleveland.

Additional Information Regarding BWAM

Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and partner(s) of Boyd Watterson is set forth in below. For further information regarding Boyd Watterson, please see www.boydwaterson.com.

Name*	Title or Status
Timothy M. Hyland	Senior Executive Vice President
Brian L. Gevry	CEO / Chief Investment Officer
Michael E. Bee	Senior Executive Vice President
James R. Shirak	Executive Vice President
James A. Waler	Executive Vice President/Chief Operations Officer
John L. Walsh	Chief Compliance Officer
Titanium Asset Management Corp.	Member

*The address for all of the above is 1801 East 9th Street, Suite 1400, Cleveland, OH 441144, except for Titanium Asset Management Corp. which resides at 777 E. Wisconsin Ave., Milwaukee, WI 53202.

Other Funds Advised by Boyd Watterson. As of the Record Date, Boyd Watterson does not act as investment adviser with respect to another registered investment company having similar investment objectives as either of the Funds.

Relationships with the Funds. No officer or Trustee of the Funds is an officer, employee, director, general partner or shareholder of Boyd Watterson or has any material direct or indirect interest in Boyd Watterson or any other person controlling, controlled by or under common control with Boyd Watterson.

During the fiscal year ended October 31, 2013, the Funds paid no commissions to brokers affiliated with Boyd Watterson.

Expenses related to Proposal 1

All mailing, proxy solicitation and tabulation expenses associated with the Proposal will be borne by both the Adviser and Boyd Watterson and its affiliates.

Vote Required for Proposal 1

Shareholders of each Fund who own shares at the close of business on the Record Date, August 1, 2014, will be entitled to notice of, and vote at, the Special Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shareholders of each Fund vote separately to determine whether the proposal is approved for that respective Fund.

Approval of Proposal 1 requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means either (i) the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR  THE APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

Ownership of Shares

As of the Record Date, to the knowledge of the Trust’s management, the officers and Trustees of the Trust owned, collectively, less than 1% of the shares of the Funds. To the knowledge of the Trust’s management, at the close of business on the Record Date, the only persons owning beneficially more than five percent of the outstanding shares of the Funds were those listed in Appendix B.

Each share of each Fund is entitled to one vote. Shareholders of the Funds at the close of business on the Record Date will be entitled to be present and give voting instructions for the respective Fund at the Meeting with respect to their shares owned as of the Record Date. For the Funds, as of the Record Date, the total number of shares outstanding and entitled to vote and the total net assets represented by those shares was:

Fund	Total Number of Shares	Total Net Assets
Boyd Watterson Short-Term Enhanced Bond Fund	2,493,189.348	$25,154,509
Boyd Watterson Core Plus Fund	9,332,866.901	$102,673,213

Shareholder Meeting Costs and Voting Procedures

Costs. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by Boyd Watterson, including any additional solicitation made by letter or telephone.

Voting Information. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of American Independence and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

Approval of Proposal 1 requires an affirmative vote of the lesser of (i) 67% or more of the shares of each Fund present at the Meeting if more than 50% of the outstanding shares of the respective Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the respective Fund.

Adjournment. In the event that a quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve the Proposal, the persons named as proxies will vote in favor of such adjournment with respect to the Proposal those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment with respect to the Proposal those proxies required to be voted against the Proposal, provided that broker non-votes will be disregarded for this purpose.

Effect of Abstentions and Broker Non-Votes. In tallying shareholder votes, abstentions (i.e., shares for which a proxy is presented, but which abstains from voting on one or more matters) and “broker non-votes” (i.e., shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum, or majority of voting shares, is present for the conduct of business at the Meeting.  Under applicable law, abstentions and broker non-votes do not constitute votes “for” or “against” any proposal and will be disregarded in determining votes cast for purposes of determining whether a proposal has received a majority of the outstanding voting shares.

The Funds’ Distributor

Matrix Capital Group, Inc., which is located at 242 E. 72 Street, New York, NY 10021, serves as the Distributor for the Funds pursuant to a Distribution Agreement with the Trust.

Fund Administration

American Independence Financial Services, LLC, located at 230 Park Avenue, Suite 534, New York, NY 10169, serves as the administrator to the Trust and provides day-to-day administrative services pursuant to an Administration Agreement. American Independence also provides the Trust with office space, facilities and business equipment and generally administers the Funds’ business affairs and provides the services of executive and clerical personnel for administering the affairs of the Funds.

American Independence has contracted with UMB Fund Services, Inc. to provide certain sub-administrative services to the Funds pursuant to a Sub-Administration Services Agreement.

Affiliated Broker

During the Funds’ most recent fiscal year, the Funds paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Trust, American Independence or Boyd Watterson, or affiliated persons of such persons.

Shareholder Communications and Proposals

Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal offices a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement and form or forms of proxy relating to such meeting.

By Order of the Board of Trustees

Susan L. Silva
Secretary American Independence Funds Trust

[  ], 2014

APPENDIX A

[Form of]

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this _____ day of ______, 2014 by and between American Independence Financial Services, LLC (“Adviser”), and Boyd Watterson Asset Management, LLC (“Sub-Adviser");

WHEREAS, the American Independence Funds Trust (the "Trust"), a Delaware business trust, is an open-end, diversified management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended ("1940 Act"), consisting of several series of shares, each having its own investment objective, policies and restrictions; and

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the Boyd Watterson Short-Term Enhanced Bond Fund and the Boyd Watterson Core Plus Fund and the (together the "Funds"), subject to the supervision and control of the Trust's Board of Trustees;

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the Funds, and the Sub-Adviser is willing to render such services.

NOW THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.         Appointment.  The Adviser hereby appoints Sub-Adviser to act as the investment sub-adviser of the Funds for the period and on the terms set forth herein as the Adviser, from time to time may specify.  Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2.         Services as Sub-Adviser.  Subject to the general oversight and supervision of the Adviser and the Board of Trustees of the Trust, the Adviser employs Sub-Adviser to (a) manage the investment and reinvestment of the Funds’ assets and, with respect to such assets, to (b) continuously review, supervise, and administer the investment program of the Funds which is created by the Adviser; (c) determine, in Sub-Adviser's discretion, the securities, instruments, agreements, and contracts to be purchased, sold or held by the Funds; (d) provide the Adviser and the Trust with records concerning Sub-Adviser's activities which the Trust is required to maintain, and (e) render regular reports to the Adviser and to the Trust's officers and Trustees concerning Sub-Adviser's discharge of the foregoing responsibilities.

Sub-Adviser shall discharge the foregoing responsibilities, subject to the Adviser's oversight and supervision and the control of the officers and the Trustees of the Trust and in compliance with (a) such policies as the Trustees may from time to time establish, (b) the objectives, policies, strategies, and limitations for the Funds as set forth in the Trust's then-current registration statement, as amended from time to time, and (c) applicable laws and regulations.  Sub-Adviser shall (a) oversee the placement of purchase and sale orders on behalf of the Funds; (b) maintain books and records with respect to the Funds’ securities transactions; (c) instruct the Trust's Custodian(s) to hold and/or transfer the Funds’ assets in accordance with Proper Instructions received from the Sub-Adviser. (For this purpose, the term "Proper Instructions" shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodians.)  Sub-Adviser will not be responsible for Trust expenses except as specified in this Agreement.

3.         Fund Transactions.  Sub-Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, Sub-Adviser or any of its affiliates), electronic or other trading systems and to place orders directly with issuers of securities.  Sub-Adviser may open and maintain brokerage accounts of all types on behalf of and in the name of the Funds.  Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Advisor deems desirable or appropriate.  In selecting brokers or dealers to execute transactions on behalf of the Funds, Sub-Adviser is directed to use its best efforts to seek to obtain the best overall terms available, as described in the Trust's current registration statement, as amended from time to time.  In assessing the best overall terms available for any Funds transaction, Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.  In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Funds and/or other Funds and accounts over which the Sub-Adviser or its affiliates exercise investment discretion.  The parties hereto acknowledge that it is desirable for the Funds that Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Funds than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution.  Therefore, Sub-Adviser may cause the Funds to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of Sub-Adviser to the Funds.  It is understood that the services provided by such brokers may be useful to Sub-Adviser in connection with the Sub-Advisor’s services to other clients.  Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Funds with orders for its other clients and accounts where: (A) such aggregation or bunching of order is not inconsistent with the Funds’ investment objectives, policies and procedures, (B) the allocation of the securities so purchased or sold, as well as the expenses incurred in any such transaction, shall be made by Sub-Adviser in a manner that is fair and equitable in the judgment of Sub-Adviser, and (C) Sub-Adviser shall be cognizant of its fiduciary obligations to the Funds and each of its other clients and shall enter into such transactions only where the rights of each client are considered and protected.  Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Funds’ transactions as they may reasonably request.

4.         Compensation of Sub-Adviser.  For the services to be rendered by Sub-Adviser, as provided in Sections 2 and 3 of this Agreement, the Adviser shall pay Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement.  Such compensation shall be accrued daily and paid to the Sub-Adviser monthly in arrears on the first day of each month, and shall be calculated by applying the annual percentage rate, as specified in the attached Schedule A, to the average daily assets of the Funds (as determined on each business day at the time the Funds calculates its net asset value per share).  For purposes of calculating Sub-Adviser’s compensation, the value of each Fund’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s governing instruments for the computation of the value of each Fund’s net assets in connection with the determination of the net asset value of each Fund’s shares.  The compensation earned under this Agreement will be held in an account with the Funds’ custodians or a bank.

5.         Other Services to the Adviser or the Trust.  At the request of the Trust or the Adviser, Sub-Adviser in its sole discretion may make available to the Trust or the Adviser office facilities, equipment, personnel, and other services.  Such office facilities, equipment, personnel and services shall be provided for or rendered by Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

6.         Reports.  The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7.         Status of Sub-Adviser. The services of Sub-Adviser to the Adviser are not to be deemed exclusive, and Sub-Adviser, or any affiliate thereof, shall be free to render similar services to others so long as its services to the Trust are not impaired thereby.  The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Funds in any way or otherwise be deemed an agent to the Adviser or the Funds.  If Sub-Adviser provides any advice to its clients concerning investment in the shares of the Funds, Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser or the Funds.

8.         Certain Records and Required Filings.  Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act, which are prepared or maintained by the Sub-Adviser on behalf of the Adviser, are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein.  Sub-Adviser also shall make all required filings on Forms 13D and 13G (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Funds due to the activities of Sub-Adviser.  Sub-Adviser shall coordinate with the Adviser as appropriate with respect to the making of such filings.

9.         Standard of Care and Liability of Sub-Adviser.  Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement.  Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Funds or its shareholders in connection with the matters to which this Agreement relates, provided however that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

10.       Confidential Information.

(a)    The Parties understand that proprietary and confidential information may, from time to time, be exchanged.  Proprietary and confidential information may include, but is not limited to, client lists, business and investment strategies, data compilations, financial statements and other information about the Party (except that Adviser and Funds may use such information for the purposes set forth in this Agreement); this information shall be deemed proprietary and confidential if it is clearly designated in writing as such at the time it is exchanged or designated at a later time (“Confidential Information”), provided that disclosure of Confidential Information prior to the designation shall not constitute a breach of this provision.  Each Party agrees not to disclose or disseminate Confidential Information without the written approval of the other Party.  Further, the Parties acknowledge that Confidential Information acquired during the term of this Agreement shall be kept secret and confidential for a period of one (3) year from the date of termination of this Agreement, unless a later date is specified in writing.

(b)   Confidential Information shall exclude any material that is (i) lawfully within the recipient’s possession prior to the date of this Agreement and not subject to duty of confidentiality; (ii) voluntarily disclosed by a third-party so long as this third-party does not breach any obligation of confidentiality with respect to such information; (iii) is generally known or revealed to the public through no act or omission of the recipient; (iv) independently developed by the recipient without use or reference to the proprietary or confidential information of the other Party; (v) is requested by any Federal, State regulatory body, court, association, self-regulatory authority or agency such as the Financial Industry Regulatory Authority; (vii) is required to be disclosed by the recipient pursuant to law, rule or regulation; or (vii) has not been specifically designated as Confidential Information in writing by the Party claiming confidentiality.

11.       Permissible Interests.  To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise, provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's registration statement as required by law.

12.       Duration and Termination.  This Agreement shall not take effect unless it has been approved (a) by a vote of a majority of the members of the Board, including a majority of those Board members who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval and (b) by vote of a majority of that Fund’s outstanding voting securities.  This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval (as set forth above) and shall continue from year to year thereafter, provided that each such continuance is specifically approved at least annually by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval or (b) a vote of a “majority” (as defined in the 1940 Act) of each Fund’ outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the Board who are neither (i) parties to this Agreement nor (ii) interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The foregoing requirement, that continuance of this Agreement be "specifically approved at least annually,” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated at any time without the payment of any penalty, by Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding securities of each Fund on not less than 30 days' nor more than 60 days' written notice to Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days written notice to the Adviser (which will be responsible for notifying the Trust of such termination).  This Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

13.       Notice.   Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the primary of such party, unless such party has previously designated another address.

14.       Use of Name.  Sub-Advisor hereby consents to the use of its name and the names of its affiliates in the Funds’ disclosure documents, shareholder communications, advertising, sales literature and similar communications.  Sub-Adviser shall be permitted to use the names of the Adviser, the Trust or the Funds in its marketing materials provided it first receives approval of the Adviser and/or the Trust as applicable.

It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

15.       Amendments.   This Agreement may be amended in writing signed by the parties to the Agreement in a manner that is in accordance with applicable laws, rules and regulations and any exemptive relief obtained from the SEC.

16.       Definition of Terms.  As used in this Agreement, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC under the 1940 Act. .

17.       Severability. If any provision of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

18.       Miscellaneous

A.                This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

B.                 Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

C.                 This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

D.                This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of New York.

E.         A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

Boyd Watterson Asset Management, LLC                American Independence Financial Services, LLC

By:_______________________                                             By:_______________________

Title:____________________                                          Eric Rubin

                                                                                          President

Schedule A

To Investment Sub-Advisory Agreement

Between

American Independence Financial Services, LLC

And

Boyd Watterson Asset Management, LLC

Pursuant to Section 4 of this Agreement, Adviser shall pay to Sub-Adviser as compensation for Sub-Adviser’s services rendered, a fee, computed and accrued daily and paid monthly in arrears at the annual rate of the average daily net assets of each Fund as listed below.

Funds	Compensation (net of waivers and reimbursements)
Boyd Watterson Short-Term Enhanced Bond Fund	0.20%
Boyd Watterson Core Plus Fund	0.20%

DATED: [  ], 2014

APPENDIX B

BENEFICIAL OWNERS OF TRUST SHARES

As of the Record Date, the table below provides information on the persons owning, or beneficially owning, as of record 5% or more of each Fund.

Fund	Name and Address of Beneficial Owner	Shares Outstanding	Percent of Class
BOYD WATTERSON SHORT-TERM ENHANCED BOND FUND – INSTITUTIONAL CLASS	MITRA & CO FBO NJ 11270 W PARK PL STE 400 MILWAUKEE WI 53224-3638	[ ]	[ ]%

	VALLEE & CO FBO NJ 11270 W PARK PL STE 400 MILWAUKEE WI 53224-3638	[ ]	[ ]%

	MARIL & CO FBO NJ 11270 W PARK PL STE 400 MILWAUKEE WI 53224-3638	[ ]	[ ]%

	NFS LLC FEBO MARSHALL & ILSLEY TRUST CO 11270 W PARK PL; SUITE 400 MILWAUKEE WI 53224	[ ]	[ ]%

BOYD WATTERSON SHORT-TERM ENHANCED BOND FUND – CLASS A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	[ ]	[ ]%

BOYD WATTERSON CORE PLUS FUND – INSTITUTIONAL CLASS
MITRA & CO FBO NJ
C/O MARSHALL & ILSLEY TRUST CO
11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638	[ ]	[ ]%
VALLEE & CO FBO NJ
C/O MARSHALL & ILSLEY TRUST CO
11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638	[ ]	[ ]%

MARIL & CO FBO NJ
C/O MARSHALL & ILSLEY TRUST CO
11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638	[ ]	[ ]%

NFS LLC FEBO
MARSHALL & ILSLEY TRUST CO NA
FBO INTRUST BNK NJ DLY RCRDKPG
11270 W PARK PL; STE 400
	MILWAUKEE WI 53224-3638	[ ]	[ ]%
BOYD WATTERSON CORE PLUS FUND – CLASS A
IATSE GENERAL FUND
1430 BROADWAY FL 20
	NEW YORK NY 10018-3348	[ ]	[ ]%

IATSE LOCAL 27 PENSION FUND
1422 RQ EUCLID AVE
	CLEVELAND OH 44115-1902	[ ]	[ ]%

B-1

PROXY

American Independence Funds Trust

American Independence Boyd Watterson Short-Term Enhanced Bond Fund

230 Park Avenue, Suite 534

New York, NY  10169

(866) 410-2006

www.americanindependence.com

SPECIAL MEETING OF SHAREHOLDERS

September 5, 2014

The undersigned hereby appoints Eric M. Rubin and Susan Silva, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on September 5, 2014, at 230 Park Avenue, Suite 534, New York, NY  10169, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR  ALL PROPOSALS.

B-2

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the New Investment Sub-Advisory Agreement between American Independence Financial Services, LLC and Boyd Watterson Asset Management, LLC	[ ]	[ ]	[ ]
Proposal 2:	FOR	AGAINST	ABSTAIN
To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR  ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

American Independence Funds Trust

American Independence Boyd Watterson Core Plus Fund

230 Park Avenue, Suite 534

New York, NY  10169

(866) 410-2006

www.americanindependence.com

SPECIAL MEETING OF SHAREHOLDERS

September 5, 2014, 2014

The undersigned hereby appoints Eric M. Rubin and Susan Silva, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on September 5, 2014, 2014, at 230 Park Avenue, Suite 534, New York, NY  10169, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR  ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the New Investment Sub-Advisory Agreement between American Independence Financial Services, LLC and Boyd Watterson Asset Management, LLC	[ ]	[ ]	[ ]
Proposal 2:	FOR	AGAINST	ABSTAIN
To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR  ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.